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                                 UNITED STATES

                       SECURITIES & EXCHANGE COMMISSION

                            Washington, D.C. 20549

                             --------------------
                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

               Date of report (Date of earliest event reported):
                              October 19, 2001


                               INTERLIANT, INC.
                               ----------------
            (Exact name of registrant as specified in its charter)

         Delaware                     0-26115                     13-3978980
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission               (I.R.S. Employer
    of incorporation)               File Number)             Identification No.)

        Two Manhattanville Road
          Purchase, New York                                    10577
----------------------------------------                 -----------------
(Address of principal executive offices)                     (Zip Code)


                                (914) 640-9000

                                --------------
             (Registrant's telephone number, including area code)

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ITEM 5:  OTHER MATTERS

     On October 24, 2001, Interliant, Inc. (the "Company") issued a press release announcing that it has entered into a definitive agreement (the "Agreement") with a limited number of current holders representing a majority of the outstanding principal value of the Company's 7% Convertible Subordinated Notes due 2005 (the "Notes") for the purpose of restructuring $126.8 million of the Company's $164.8 million in Notes.

     Further, in connection with the Agreement, the Company also announced that it intends to offer the same terms to the holders of the remaining $38.2 million in Notes through a public exchange offer.

     The text of the press release is attached hereto as Exhibit 99 and is hereby incorporated by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) The following document is furnished as an exhibit to this report:


Exhibit                                                               Page
Number                        Description                            Number
-------              --------------------------------                ------
 99.1                Press Release of the Registrant                    3
                     dated October 24, 2001


                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, Interliant, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 24, 2001

                                        INTERLIANT, INC.



                                        By: /s/ Bruce S. Klein
                                            --------------------------------
                                            Bruce S. Klein
                                            Senior Vice President and
                                            General Counsel